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                                                                Exhibit 10.45(a)


                              BOSTON CHICKEN, INC.

                             1997 STOCK OPTION PLAN
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     1.  Statement of Purpose.  The purpose of this 1997 Stock Option Plan (the
"Plan") is to benefit Boston Chicken, Inc. by offering certain present and future employees and officers of, and consultants to, the Company and its subsidiaries a favorable opportunity to become holders of the common stock of the Company ("Common Stock") over a period of years, thereby giving them a long-term stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company. As used herein, the term "subsidiary" means any corporation, partnership, limited liability company or other entity for which the Company, in conformity with generally accepted accounting principles, is required to report the results of operations on a consolidated basis or in accordance with the equity method of accounting.

     2. Administration. The Plan shall be administered by a committee (the "Committee") which shall consist of at least two members of the Board of Directors of the Company (the "Board"), each of whom is a "non-employee director" (as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option,
(e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to prescribe the form or forms of the agreements or other instruments evidencing any options granted under the Plan,
(g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (h) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

     3. Eligibility. Options may be granted to employees of the Company and its subsidiaries who are employed on a full time basis, and to officers of, and consultants to, the Company and its subsidiaries ("Eligible Persons"). The Committee may grant options to Eligible Persons selected
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from time to time by the Committee. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company shall receive an award under the Plan.

     4.  Granting of Options.   Subject to Section 10 hereof, the maximum number
of shares of Common Stock which may be issued upon exercise of options granted under the Plan shall equal the sum of (x) that number of shares of Common Stock which are subject to outstanding options granted under the Company's 1995 Employee Stock Option Plan and the Company's Amended and Restated 1991 Stock Option Plan (the "Existing Plans") which are exchanged for options granted pursuant to the Plan on such date (the "Exchange Date") as shall be determined by the Committee and (y) that number of shares of Common Stock which are, as of the Exchange Date, available for issuance under the Existing Plans but not subject to options granted under the Existing Plans (including options to be exchanged as contemplated by clause (x)). No option shall be granted under the Plan subsequent to the tenth anniversary of the Exchange Date. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate his or her employment at any time.

     5. Option Price. The options shall be granted at an exercise price determined by the Committee at the date of grant.

     6. Duration of Options, Increments, and Extensions. Subject to the provisions of Section 8, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

     The Committee may in its discretion (i) accelerate the exercisability of any option or (ii) at any time before the expiration or termination of an option previously granted, extend the term of such option (including options held by officers) for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

     7. Exercise of Option. As a condition to the exercise of any option, the fair market value of the Common Stock on the date of exercise must equal or exceed the option price of such option. An option may be exercised by giving written notice to the Company, attention of the

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Secretary or such other person or persons as the Company may from time to time designate for this purpose by notice to the holders of outstanding options under the Plan, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in a form specified by the Committee and payable to the Company no later than 15 business days after the date of exercise of the option, or, if so approved by the Committee, by shares of the Common Stock of the Company, or by a combination of these methods of payment. For this purpose, the per share value of Common Stock of the Company shall be the fair market value on the date of exercise. The Committee may in its discretion permit an optionee to deliver a promissory note in a form specified by the Committee and payable to the Company no later than the fifteenth day of April in the year following the year of exercise of any option in payment of any withholding tax requirements of the Company with respect to such exercise.

     8.  Termination of Relationship -- Exercise Thereafter.

          (a) In the event the employment relationship between the Company and an officer or employee of the Company or any subsidiary who is an optionee is terminated for any reason other than death, permanent disability, or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate on the date of termination of employment, except that, to the extent the option is exercisable on the date of termination, such option may be exercised for a period of fifteen days after termination of employment (or until the scheduled termination of the option, if earlier); provided, however, that with respect to all or any portion of any option held by such optionee, the Committee may, in its sole discretion, accelerate exercisability, permit vesting to continue in accordance with the vesting schedule applicable to such option, or (subject to Section 6) permit such option to remain exercisable for a term after the fifteen-day period specified above, subject to such terms and conditions, if any, as may be determined by the Committee in its sole discretion. Temporary absence from employment because of illness, vacation, and approved leaves of absence and transfer among the Company and its subsidiaries shall not be considered to terminate employment or to interrupt continuous employment.

          (b) In the event of termination of said employment relationship because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the option may be exercised in full (to the extent not previously exercised) without regard to the vesting schedule applicable to such option, by the optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to two years after the date of death or permanent disability. In the event of termination of employment because of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose), the option may be exercised by the optionee (or, if he or she dies after such retirement, by his or her heirs, legatees, or legal representative, as the case may be), to the extent that any portion thereof would be exercisable on the date of

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     such retirement (or with respect to such greater portion as determined by the Committee), at any time during its specified term prior to one year after the date of such retirement.

          (c) Except as otherwise determined by the Committee, upon the termination of the relationship between the Company or any subsidiary and an optionee who is a consultant to the Company, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate.

          (d) Notwithstanding the foregoing provisions of this Section 8, the Committee may in the grant of any option make other and different provisions with respect to its exercise after the optionee's termination of relationship with the Company or any subsidiary.

     9. Non-Transferability of Options. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules or regulations thereunder. In addition, the Committee, in its discretion, may permit the assignment or transfer of an option on such other terms and subject to such other conditions as the Committee may deem necessary or appropriate or as otherwise may be required by applicable law or regulation.

     10. Adjustment. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the outstanding shares of Common Stock of the Company are changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted;
(b) in the event of any merger or consolidation of the Company with any other corporation or corporations or any reorganization, liquidation or dissolution of the Company, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities or property to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and
(c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment the purchase price per share payable upon exercise of outstanding options shall be proportionately adjusted.

     11. Change in Control. (a) Each outstanding option on the date of a "Change in Control" shall be immediately exercisable in full on or after such date during its term, without regard to any times of exercise established pursuant to Section 6 hereof. The term "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

          (i) The Company is merged or consolidated or reorganized into or with, or shares of stock of the Company are exchanged for stock or securities of

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                 another corporation or other legal person (an "Acquiror") or an
                 Acquiror is merged or consolidated or reorganized into or with the Company, and immediately following such merger, consolidation, reorganization or exchange, the stockholders of the Company immediately prior to such merger, consolidation, reorganization or exchange (other than the Acquiror or any corporation or other person controlling, controlled by or under common control with the Acquiror) own, directly or indirectly, in the aggregate, Voting Securities (as hereinafter defined) of the surviving, resulting or acquiring corporation or other legal person having less than a majority of the voting power of the issued and outstanding Voting Securities of such surviving, resulting or acquiring corporation or other legal person;

          (ii) The Company sells all or substantially all of its business and/or assets to an Acquiror, and immediately after such sale, the stockholders of the Company immediately prior to such sale (other than any corporation or other person controlling, controlled by or under common control with the Acquiror) own, directly or indirectly, in the aggregate, Voting Securities of the Acquiror having less than a majority of the voting power of the issued and outstanding Voting Securities of the Acquiror;

          (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder), other than Scott A. Beck, Saad J. Nadhir or a person or group controlled by them or either of them (or any of their heirs or legatees), has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of issued and outstanding Voting Securities of the Company having more than 50% of the voting power of the issued and outstanding Voting Securities of the Company; provided, however, that no such person or group shall for this purpose be deemed to be the beneficial owner of any Voting Securities held by the Company or any of its subsidiaries or any employee benefit plan (or any related trust) of the Company or any of its subsidiaries; or

          (iv) During any period of twenty four consecutive months or less, individuals who at the beginning of such period constitute the directors of the Company (together with any new director whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least two-thirds of the directors of the Company then still in office who either were directors of the Company at the beginning of any such period or whose election or nomination for election was previously so approved)

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                 cease for any reason to constitute at least a majority of the directors then in office.

     (b) For purposes of Section 11(a) above, "Voting Securities," when used with respect to any corporation or other legal person, shall mean voting securities or other capital interests of such corporation or other legal person that have the power under ordinary circumstances (and not merely upon the happening of a contingency) to (in the case of a corporation) vote in the election of directors of such corporation or to (in the case of an other legal person) participate in the management and control of such other legal person.

     12. Amendment of Plan. The Board or any authorized committee thereof may at any time and from time to time terminate or modify or amend the Plan in any respect. The termination or modification or amendment of the Plan shall not, without the consent of the optionee, impair any option previously granted.

     13. Exchange Act Compliance. The intent of this Plan is for transactions hereunder to qualify for the exemption from the short-swing profit rules under
(S)16(b) of the Exchange Act for transactions approved by a committee of non-employee directors under Rule 16b-3(d)(1) under the Exchange Act. To that end,
(i) any ambiguities or inconsistencies in the construction of the Plan shall be interpreted to give effect to such intention, (ii) if any provision of the Plan is found not to be in compliance with such rules, such provision shall be deemed null and void to the extent required to permit the Plan and transactions thereunder to comply with such rules, and (iii) if any provision of this Plan does not comply with the requirements of such rules, or in the event that such rules are revised or replaced, the Committee may modify this Plan in any respect necessary to satisfy the requirements of such exemption.

     14. Effective Date. The Plan was adopted by the Board on August 14, 1997 to be effective as of the Exchange Date. If the Exchange Date shall not occur prior to December 31, 1997, the Plan shall be of no further force and effect.

     15.  Miscellaneous Provisions.

     (a) No employee or other person shall have any claim or right to be granted an option under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any option, contingent or otherwise, until all the terms, conditions and provisions of the Plan and the option applicable to such recipient (and each person claiming under or through him) have been met.

     (c) No shares of Common Stock shall be issued hereunder with respect to any option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

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     (d) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any option under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.
If the amount requested is not paid, the Company may refuse to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such option, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Stock, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such option to such person, having a fair market value equal to the amount of such taxes).

     (e) The expenses of administering the Plan shall be borne by the Company.

     (f) By accepting any option or other benefit under the Plan, each participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Committee.

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